NOVATION AGREEMENT

Date of this Agreement:                                       July 2014

Parties to this Agreement:

1.     Nemaura Pharma Limited, Holywell Park, Ashby Road, Loughborough, Leicestershire LE11 3AQ, a company registered in England & Wales (“Nemaura”)

2.   Dermal Diagnostics Limited, Loughborough Innovation Centre, Holywell Park, Ashby Road,

      Loughborough, Leicestershire LE11 3AQ, a company registered in England & Wales (“Dermal”)

3.   University of Bath, Claverton Down, Bath BA2 7AY (“the University”)

Narrative

1.       Nemaura is the Licensee under a Patent and Know How License dated 21st June 2012 between Nemaura and the University  (“the License Agreement”), attached as Schedule 1 to this Agreement.

2.       Nemaura and the University are parties to a consultancy agreement dated 21st June 2012 (“the Consultancy Agreement”), attached as schedule 2 to this Agreement.

3.       Nemaura wishes to transfer all its rights and obligations under the License Agreement and the Consultancy Agreement to Dermal, and the University has consented to such a transfer.

Terms

IT IS AGREED THAT:

1.             INTERPRETATION

1.1.        In this Agreement, unless otherwise specified:

(a)      references to clauses, sub-clauses, paragraphs, sub-paragraphs and schedules, are to clauses, sub-clauses, paragraphs, sub-paragraphs and schedules of this Agreement;

(b)     headings are for convenience only and do not affect interpretation of this Agreement; and

(c)“the Nemaura Agreements” means the License Agreement and the Consultancy Agreement.

2.             DERMAL UNDERTAKING

In consideration of the undertakings given by the University in clause 4, and the discharge and release given by Nemaura in clause 3, Dermal undertakes to be the Licensee under the License Agreement with effect from the date of this Agreement and to observe, perform, discharge and be bound by all the terms of the Nemaura Agreements as if the Nemaura Agreements had been made ab initio between the University and Dermal.

3.             NEMAURA UNDERTAKING

In consideration of the undertakings given by the University in clause 4, and Dermal in clause 2, Nemaura hereby releases and discharges the University from all obligations and liabilities to Nemaura under the Nemaura Agreements with effect from the date of this Agreement.

4.             THE UNIVERSITY UNDERTAKING

In consideration of the undertakings given by Dermal in clause 2 and the discharge and release given by Nemaura in clause 3, the University:

(a)      releases and discharges Nemaura from all obligations and liabilities to it under the Nemaura Agreements with effect from the date of this Agreement;

(b)     accepts Dermal’s undertakings to be the Licensee and to observe, perform, discharge and be bound by all the terms of the Nemaura Agreements  from the date of this Agreement;

(c)      agrees to continue to observe, perform, discharge and be bound by all the terms of the Nemaura Agreements as if Dermal were a party to, and had been named in, the Nemaura Agreements in the place of Nemaura ab initio.

5.             CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

An entity which is not expressly a party to this Agreement shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement and the provisions of the Contracts (Rights of Third Parties) Act 1999 shall be expressly excluded from this Agreement.

6.             GOVERNING LAW

This Agreement shall be governed by and construed in accordance with English law and the parties shall submit to the non-exclusive jurisdiction of the English courts.

7.             COUNTERPARTS

7.1.        This Agreement may be executed in any number of counterparts, and by the parties on separate counterparts, but shall not be effective until each party has executed at least one counterpart.

7.2.        Each counterpart shall constitute an original of this Agreement, but all the counterparts shall together constitute but one and the same instrument.

Attestation

Signed on behalf of                         Signature     /S/ D.F. CHOWDHURY

Nemaura Pharma Limited

by an authorised officer:              Name            D.F. CHOWDHURY DIRECTOR

Signed on behalf of                         Signature     /S/ D.F. CHOWDHURY

Dermal Diagnostics Limited

by an authorised officer:              Name            D.F. CHOWDHURY DIRECTOR

Signed on behalf of                         Signature     /S/ J. HUNT

University of Bath

by an authorised officer:              Name            J.HUNT DIRECTOR